EXECUTION COPY

SECOND AMENDMENT TO
THE ABL CREDIT AGREEMENT

This Second Amendment (this “Amendment”) to the ABL Credit Agreement referred to below is dated as of July 24, 2018 and is entered into by and among Williams Scotsman International, Inc., a Delaware corporation (“WS International” or “Administrative Borrower”), Williams Scotsman, Inc., a Maryland corporation (“WSI”), WillScot Equipment II, LLC, a Delaware limited liability company (“WillScot”), Acton Mobile Holdings, LLC, a Delaware limited liability company (“Acton Mobile”), New Acton Mobile Industries LLC, a Delaware limited liability company (“New Acton”), Onsite Space LLC, an Indiana limited liability company (“Onsite Space” and, together with WS International and WSI, WillScot, Acton Mobile and New Acton, each, a “U.S. Borrower” and, collectively, the “U.S. Borrowers”), Williams Scotsman of Canada, Inc., a corporation incorporated under the Business Corporations Act (Ontario) (the “Canadian Borrower” and, together with the U.S. Borrowers, the “Borrowers” and each, a “Borrower”), William Scotsman Holdings Corp., a Delaware corporation (“Holdings”), as Holdings and a Guarantor, each of the other Guarantors listed on the signature pages hereto, each Lender party hereto and Bank of America, N.A., as administrative agent and collateral agent for itself and the other Secured Parties (collectively, in such capacities, the “Agent”).
RECITALS
WHEREAS, pursuant to the ABL Credit Agreement, dated as of November 29, 2017 (as amended by the First Amendment (as defined below), the “Existing ABL Credit Agreement” and, as amended by this Amendment, the “Amended ABL Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto from time to time and Bank of America, N.A. as Agent, the Lenders have agreed to extend credit in the form of revolving credit facilities to the Borrowers;
WHEREAS, (i) the Administrative Borrower (or one of its wholly-owned subsidiaries) intends to acquire (the “ModSpace Acquisition”) Modular Space Holdings, Inc., a Delaware corporation, and (ii) in connection therewith, the Borrowers, Holdings, the other Loan Parties, the Lenders party thereto and the Agent entered into the First Amendment to the ABL Credit Agreement, dated July 9, 2018 (the “First Amendment”), pursuant to which the Existing ABL Credit Agreement (as defined in the First Amendment) will, upon the effectiveness thereof, be amended in order to, inter alia, permit the incurrence of Indebtedness under, and the issuance of, the 2018 Senior Secured Notes and/or 2018 Senior Secured Bridge Facility and the 2018 Senior Unsecured Notes and/or 2018 Senior Unsecured Bridge Facility (each of the foregoing, as defined therein), for purposes of financing the ModSpace Acquisition;
WHEREAS, the Borrowers are contemplating an alternate financing arrangement with respect to the ModSpace Acquisition and have requested that the Agent and the Required Lenders consent to additional amendments to the Existing ABL Credit Agreement to permit the Borrowers to finance the ModSpace Acquisition using, among other financing sources (but in lieu of any 2018 Senior Unsecured Notes and/or 2018 Senior Unsecured Bridge Facility), proceeds from the issuance by the Administrative Borrower of privately-placed unsecured notes (or in the alternative, its incurrence of Indebtedness under an unsecured term loan facility) yielding up to $300,000,000 in gross cash proceeds; and

WHEREAS, the Agent and the Required Lenders agree to such amendments as described, and on the terms set forth, herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not defined herein (including in the introductory paragraph hereof and the recitals hereto) shall have the meanings assigned to such terms in the Amended ABL Credit Agreement (for such purpose, as if the First Amendment Effective Date and the Second Amendment Effective Date had both occurred).

Section 2.    Amended ABL Credit Agreement.

Subject to the occurrence of the Second Amendment Effective Date, each of the Loan Parties, the Agent and the Lenders party hereto (collectively constituting the Required Lenders) agrees that the Existing ABL Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing ABL Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:

2018 Unsecured Facility: the up to $300,000,000 (or such lesser amount actually issued on the Second Amendment Effective Date (or prior thereto pursuant to escrow arrangements)) in original aggregate principal amount of unsecured notes issued by the Administrative Borrower or, in lieu thereof, the up to $300,000,000 unsecured term loan facility made available to the Administrative Borrower, in each case, pursuant to the Commitment Letter dated July 24, 2018 among AlbaCore Capital, LLP, Canyon Value Realization Fund, L.P. and the Parent, the proceeds of which will be used to finance the purchase price of the ModSpace Acquisition, to effect the Debt Repayment and to pay the ModSpace Transaction Costs.
2018 Unsecured Facility Documents: the unsecured notes of the Administrative Borrower issued pursuant to the 2018 Unsecured Facility (and the indenture or other definitive agreement entered into in connection therewith) or, if applicable, the unsecured credit agreement pursuant to which the 2018 Unsecured Facility is made available to the Administrative Borrower and all other “Loan Documents” (or similar term) as defined therein.
Second Amendment Agreement: the Second Amendment to this Agreement dated as of July 24, 2018 among the Borrowers, Holdings, the other Loan Parties party thereto, the Lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.
Second Amendment Effective Date: the Second Amendment Effective Date (as defined in the Second Amendment Agreement), which is anticipated to be the same date as the First Amendment Effective Date.
(b)Clause (d) of the definition of “Change of Control” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “, the 2018 Unsecured Facility Documents” immediately following the text “the 2018 Senior Unsecured Bridge Credit Agreement” appearing therein.
(c)The first proviso following clause (i) appearing in the definition of “Excluded Subsidiary” in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by removing the word “or” appearing immediately before the reference to “the 2018 Senior Unsecured Bridge Facility” appearing in clause (x) of such proviso and replacing it with a comma, and by adding the following text immediately after such reference: “ or the 2018 Unsecured Facility ”.
(d)The definition of “Loan Documents” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the text “the Second Amendment Agreement,” immediately following the text “the First Amendment Agreement,” appearing therein.
(e)The definition of “ModSpace Transactions” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by (i) changing the reference to “(x)” appearing therein to a reference to “(xi)” and (ii) adding the following text as a new clause (x) in appropriate numerical order: “, (x) the execution, delivery and performance of the 2018 Unsecured Facility Documents, the issuance of the 2018 Unsecured Facility thereunder and the use of the proceeds thereof”.
(f)The proviso at the end of the definition of “Qualified Receivables Transaction” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by removing the word “and” appearing immediately before the reference to “the 2018 Senior Unsecured Bridge Credit Agreement” appearing therein and replacing it with a comma, and by adding the following text immediately after such reference: “and the 2018 Unsecured Facility Documents”.
(g)Clause (f) of the definition of “Refinancing Indebtedness” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by removing the word “or” appearing immediately before the reference to “the 2018 Senior Unsecured Bridge Facility” appearing therein and replacing it with a comma, and by adding the following text immediately after such reference: “or the 2018 Unsecured Facility”.
(h)Clause (i) of the final proviso in the definition of “Unrestricted Subsidiary” appearing in Section 1.1 of the Existing ABL Credit Agreement is hereby amended by adding the following text immediately prior to the text “and an “unrestricted subsidiary” (or similar term) under any other document,” appearing therein:
“, an “Unrestricted Subsidiary” (under and as defined in the applicable 2018 Unsecured Facility Documents as in effect on the Second Amendment Effective Date)”.
(i)Clause (x) of the proviso set forth in Section 1.9 of the Existing ABL Credit Agreement is hereby amended by removing the word “and” appearing immediately prior to the text “all Indebtedness outstanding arising under the 2018 Senior Unsecured Notes” therein and replacing it with a comma, and by adding the following text at the end of such clause (x):
“and all Indebtedness outstanding arising under the 2018 Unsecured Facility and any Refinancing Indebtedness with respect thereto will at all times be deemed to be outstanding in reliance on Section 10.2.1(b)(i)(E)”.
(j)Clause (ii) of the final sentence of Section 10.1.20 of the Existing ABL Credit Agreement is hereby amended by:
(i)adding the text “, the 2018 Unsecured Facility Documents” immediately following the reference to “the 2018 Unsecured Bridge Credit Agreement” therein; and
(ii)adding the text “10.2.1(b)(i)(E),” immediately following the reference to “10.2.1(b)(i)(D),” therein.
(k)Section 10.2.1(b)(i) of the Existing ABL Credit Agreement is hereby amended by:

(i)removing the word “and” appearing immediately prior to the first reference to “(D)(x)” therein and replacing it with a comma, and adding the following text immediately after such reference: “so long as no Indebtedness has been incurred under the next succeeding clause (E), ”; and
(ii)adding the following text (and new clause (E)) to the end of such Section 10.2.1(b)(i):
“and (E) (x) so long as no Indebtedness has been incurred under the foregoing clause (D), Indebtedness arising under the 2018 Unsecured Facility in an aggregate principal amount with respect to this clause (E)(x) at any time outstanding not to exceed $300,000,000 (or such lesser amount actually incurred or issued, as the case may be, on the Second Amendment Effective Date or prior thereto pursuant to escrow arrangements) (plus the amount of any accrued but unpaid interest in respect thereof which is payable in kind in accordance with the terms of such facility) and (y) any Refinancing Indebtedness with respect thereto; provided that the incurrence of any such Refinancing Indebtedness shall not be deemed to have refreshed capacity under the foregoing clause (i)(E)(x), so long as, in each case with respect to this clause (E), the guarantee of the Unit Subsidiary thereof is subordinated on the terms substantially similar to those provided in the applicable 2018 Unsecured Facility Documents as in effect on the Second Amendment Effective Date;”.
(l)Section 10.2.7(b) of the Existing ABL Credit Agreement is hereby amended by adding the text “, any of the 2018 Unsecured Facility Documents” to such clause immediately following the reference to “any of the Senior Unsecured Bridge Documents” therein.

Section 3.    Conditions to Effectiveness of Amendment.

The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Second Amendment Effective Date”):
(a)    Executed Counterparts. The Agent shall have received duly executed counterparts of this Amendment from the Borrowers, Holdings, each other Loan Party and the Required Lenders.
(b)    ModSpace Acquisition. The ModSpace Acquisition shall have been consummated or shall be consummated substantially concurrently with the effectiveness of this Amendment.
(c)    First Amendment Effective Date. The First Amendment Effective Date shall have occurred.
(d)    Equity Offering; 2018 Unsecured Facility. On or prior to August 3, 2018, (i) (x) the Parent shall have issued equity securities yielding at least $100,000,000 in gross cash proceeds which are to be used to fund the ModSpace Transactions and (y) the Administrative Borrower (or one of its wholly owned subsidiaries) shall have issued or incurred Indebtedness under the 2018 Unsecured Facility and the proceeds of the 2018 Unsecured Facility shall have been funded into escrow for purposes of consummating the ModSpace Acquisition pursuant to customary arrangements reasonably satisfactory to the Lenders party hereto or (ii) the Administrative Borrower (or one of its wholly owned subsidiaries) shall have issued or incurred Indebtedness under the 2018 Unsecured Facility yielding, together with any gross cash proceeds yielded by an offering of equity securities by the Parent which are to be used to fund the ModSpace Transactions, at least $300,000,000 in gross cash proceeds, and the proceeds from the 2018 Unsecured Facility shall have been funded into an escrow account for purposes of consummating the ModSpace Acquisition pursuant to customary arrangements reasonably satisfactory to the Lenders party hereto.

Section 4.    Representations and Warranties. In order to induce the Agent and the Lenders party hereto to enter into this Amendment, each Loan Party hereby represents and warrants, on and as of the Second Amendment Effective Date, that the representations and warranties (giving effect, for the avoidance of doubt, to the inclusion of this Amendment as a Loan Document pursuant to the amendment of the Existing ABL Credit Agreement contemplated by Section 2(d) of this Amendment) of each Loan Party in the Loan Documents are true and correct in all material respects as of the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and any representation or warranty qualified by materiality, material adverse effect or similar language shall be true and correct in all respects); provided that, such representations and warranties shall not be a condition precedent to the effectiveness of this Amendment.

Section 5.    Effect on the Loan Documents.

(a)     As of the Second Amendment Effective Date, each reference in the Amended ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended ABL Credit Agreement.

(b)     Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents, except as expressly contemplated hereby.

(d)     The Administrative Borrower and the other parties hereto acknowledge and agree that, on and after the Second Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended ABL Credit Agreement.

Section 6.     Non-Reliance on Agent. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender party hereto also acknowledges that it will, without reliance upon the Agent or any other Lender, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended ABL Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Section 7.    Reaffirmation. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, Holdings, each Borrower and each other Loan Party, as of the Second Amendment Effective Date, (i) acknowledges and agrees that all of its obligations under its Guarantee as set out in the Amended ABL Credit Agreement are reaffirmed and remain in full force and effect on a continuous basis as and to the extent provided in the Loan Documents, (ii) reaffirms each Lien granted by such Loan Party to the Agent for the benefit of the Secured Parties and (iii) acknowledges and agrees that any grants of security interests by such Loan Party pursuant to the Security Documents, and the Guarantee provided by such Loan Party in the Amended ABL Credit Agreement, are, and shall remain, in full force and effect after giving effect to this Amendment as and to the extent provided in the Loan Documents. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Existing ABL Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

Section 8.    GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9.    Miscellaneous.
(a) This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.

(b) Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c) Each of the parties hereto hereby agrees that Sections 14.6, 14.8, 14.14, 14.15 and 14.16 of the Existing ABL Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers or representatives as of the day and year first above written.

WILLIAMS SCOTSMAN HOLDINGS CORP., as Holdings and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLIAMS SCOTSMAN INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLIAMS SCOTSMAN, INC., as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLSCOT EQUIPMENT II, LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

ACTON MOBILE HOLDINGS, LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

NEW ACTION MOBILE INDUSTRIES LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

ONSITE SPACE LLC, as a U.S. Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

WILLIAMS SCOTSMAN OF CANADA, INC., as Canadian Borrower and a Guarantor

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

AGENTS AND LENDERS
BANK OF AMERICA, N.A., as Agent and a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

DEUTSCHE BANK AG, CANADA BRANCH, as a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

MORGAN STANLEY BANK, N.A., as a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

ING CAPITAL LLC, as a U.S. Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]

ING CAPITAL LLC, as a Canadian Revolver Lender

By:
Name:______________________________________
Title:_______________________________________

By:
Name:______________________________________
Title:_______________________________________

[Signature Page to Second Amendment to the ABL Credit Agreement]